UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.

Signature

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Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2023, Golden Minerals Company (the “Company”) entered into a binding letter of intent (the “Letter of Intent”) with Transformaciones y Servicios Metalurgicos S.A. DE C.V. (“TSM”) for a potential transaction pursuant to which TSM would acquire the Company’s 100% interest in the Santa Maria mining claims located in Chihuahua, Mexico (the “Option”). The Letter of Intent provides that entry into a definitive agreement regarding the Option (the “Definitive Agreement”) is subject to, among other contingencies, a 45 calendar-day period during which TSM will conduct its due diligence.

Upon exercise of the Option and in consideration for the Option, TSM will (i) pay to the Company $1.5 million in cash and (ii) grant the Company a 1.5% of the net smelter return royalty on the Santa Maria concession up to a cap of $1 million (the “Royalty”). In addition, the parties have agreed that TSM may purchase from the Company the right to receive the Royalty for $500,000 at any time prior to the commencement of commercial production on the Santa Maria property by TSM.

The Letter of Intent contains standard representations, warranties, covenants and other terms customary in similar transactions. The Company and TSM have agreed to use their commercially reasonable best efforts to enter into the Definitive Agreement on or before September 25, 2023 and prepare all necessary documentation and all other consents, orders or approvals as required or desirable to complete the potential transaction regarding the Option. None of the consideration described above is payable until the Definitive Agreement with regard to the Option is executed.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by the full text of the Letter of Intent, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
	Name:	Julie Z. Weedman
	Title:	Senior Vice President and Chief Financial Officer

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